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                                                                   Exhibit 10.51


                    THIRD AMENDMENT TO RESTRICTED SHARE AWARD

     This Third Amendment to Restricted Share Award is dated December 17, 1999 by and between Brandywine Realty Trust, a Maryland real estate investment trust (the "Company") and Anthony A. Nichols, Sr. ("Grantee").

     WHEREAS, the Company and Grantee desire to amend the Restricted Share Award dated January 2, 1998, as previously amended pursuant to a First Amendment dated October 31, 1998 and a Second Amendment dated March 19, 1999 (the "Award") between the Company and the Grantee as provided herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Paragraph 4(b) of the Award is amended and restated in its entirety to read as follows:

               Subject to Paragraph 4(a), a Vesting Date for Restricted Shares subject to the Award shall occur in accordance with the following schedule:

               (i) As to twelve and one-half percent (12.5%) of the Restricted Shares, December 31, 1999;

               (ii) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2000;

               (iii) As to an additional twenty five percent (25%) of the Restricted Shares, January 2, 2001;

               (iv) As to an additional twenty five percent (25%) of the Restricted Shares, January 2, 2002;

               (v) As to an additional twenty five percent (25%) of the Restricted Shares, January 2, 2003.

          2. This Third Amendment does not amend the Award in any respect except as set forth above, and the Award, as amended hereby, shall continue in full force and effect after the date hereof in accordance with its terms.


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     IN WITNESS WHEREOF, the parties have executed this Third Amendment the day and year first above written.


                                    BRANDYWINE REALTY TRUST



                                    By:
                                       -----------------------------------------
                                    Title: President and Chief Executive Officer




                                   -----------------------------------------
                                             Anthony A. Nichols, Sr.






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